UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 7, 2017

(Date of earliest event reported)

GOLDRICH MINING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412

_____________________________________

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2607 Southeast Blvd, Suite B211

Spokane, Washington  99223

(Address of principal executive offices, including zip code)

(509) 535-7367

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sale of Equity Securities.

On February 7, 2016 and on March 1, 2016, Goldrich Mining Company (the “Registrant” or the “Company”) closed private placements for total proceeds of US$20,000 and US$25,000. The Company sold 45 Series F Preferred Stock of the Company and warrants at a price per preferred share of $1,000.

Each share of Series F Preferred Stock is convertible into common shares of the Company equal in number to $1,000.00 divided by $0.03 per share of common stock. The purchaser of each share of Series F Preferred Stock also received Series S Warrants exercisable to purchase shares of common stock of the Company equal in number to the total purchase price divided by 0.03 (with fractional shares omitted), exercisable at any time beginning one year after the closing date for a term ending five years from the closing date at an exercise price of $0.03 per share of common stock.

The Series F Preferred Stock and the Series S Warrants were issued and sold to the purchasers thereof pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D under the Securities Act in reliance on the representations and warranties of the purchasers of such securities.

The disclosure made in Item 5.03 regarding the description of the Series F Preferred Stock is incorporated into this Item 3.02 by reference.

Item 3.03

Material Modification to Rights of Security Holders

The disclosures made in Items 3.02 and 5.03 are incorporated into this Item 3.03 by reference.

Item 5.03

Amendments to Articles of Incorporation

On March 1, 2017, the Company is in the process of filing an amendment to its Statement of Designation of Shares of Series F Preferred Stock (“Statement of Designation”). The resolution creating and authorizing the designation of 50 shares of Series F Stock, were filed with the Alaska Division of Corporations, Business and Professional Licensing (the “Division”). The Company’s board of directors approved the resolution to add an additional 100 shares to this Statement of Designation pursuant to Sections 308 and 315 of the Alaska Corporations Code (the “Code”) and Article Four of the Company’s articles of incorporation and the Company filed the Statement of Designation with the Division pursuant to Section 320 of the Code. As a result of this amendment, there is no change to the par value, liquidation, voting, conversion, or redemption rights

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: March 6, 2017	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer